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Exhibit 99.1



                            SCHVANEVELDT AND COMPANY



                                 March 23, 2000



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549


Gentlemen:

         We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on March 6, 2000, as filed by our former client, Center Star Gold Mines, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.



                                              Very truly yours,





                                              By: /s/ SCHVANEVELDT AND COMPANY
                                                  ----------------------------
                                                  Schvaneveldt and Company
                                                  Salt Lake City, Utah 84111